EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 30, 1997 on the financial statements of Southern Alloy of America, Inc. included in Metals USA, Inc.'s registration statement on Form S-1 (No. 333-26601) and to all references to our Firm included in this registration statement.

                                               /s/ ARTHUR ANDERSEN LLP
                                                   Arthur Andersen LLP
Charlotte, North Carolina
July 24, 1997